UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
CAVA GROUP, INC.
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70841-P27587 CAVA GROUP, INC. 14 RIDGE SQUARE NW, SUITE 500 WASHINGTON, DC 20016 ATTN: CORPORATE SECRETARY CAVA GROUP, INC. 2025 Annual Meeting Vote by June 19, 2025 11:59 PM ET You invested in CAVA GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025. Vote Virtually at the Meeting* June 20, 2025 10:00 am EDT Virtually at: www.virtualshareholdermeeting.com/CAVA2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V70842-P27587 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II Directors Nominees: 1a. Benjamin Felt For 1b. Ronald Shaich For 1c. Theodoros Xenohristos For 2. Approval of, on an advisory basis, the compensation of our named executive officers. For 3. Approval of, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers. 1 Year 4. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.